UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

December 28, 2005

Date of Report (Date of earliest event reported)

THE PNC FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-09718

Pennsylvania	25-1435979
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

One PNC Plaza

249 Fifth Avenue

Pittsburgh, Pennsylvania 15222-2707

(Address of principal executive offices, including zip code)

(412) 762-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On November 7, 2005, The PNC Financial Services Group, Inc. (“PNC”) filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005 (the “Third Quarter 10-Q”) with the Securities and Exchange Commission. In the Third Quarter 10-Q, PNC presented updated business segment reporting disclosures based on PNC’s decision to reorganize its banking businesses into two units, Consumer Banking and Institutional Banking, and to align its reporting accordingly. The Consumer Banking business segment comprises consumer and small business customers. The Institutional Banking business segment includes middle market and corporate customers. Amounts previously reported under Regional Community Banking, Wholesale Banking and PNC Advisors have been reclassified to reflect this new reporting structure. Intercompany eliminations and other adjustments made to combine Regional Community Banking and PNC Advisors for prior periods were not significant. PNC’s business segment financial reporting for BlackRock and PFPC was not impacted by this change. PNC is filing this Report on Form 8-K to conform its historical consolidated financial statements to reflect the updated disclosures.

The information included in this Report on Form 8-K does not in any way restate or revise PNC’s net income in any previously reported consolidated financial statements.

Attached hereto as Exhibit 99.1 and incorporated by reference herein are updated historical audited consolidated financial statements of PNC, which reflect the updated business segment disclosures. The financial statements included in Exhibit 99.1 shall serve as the historical audited consolidated financial statements of PNC for existing and future filings made pursuant to the Securities Act of 1933, as amended, until PNC files its Annual Report on Form 10-K for the fiscal year ending December 31, 2005.

Item 2.02 Results of Operations and Financial Condition.

The information described in Item 8.01 above is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits. The exhibits listed on the Exhibit Index accompanying this Form 8-K are filed herewith.

Number	Description
99.1	Historical audited consolidated financial statements of PNC, reflecting updated business segment disclosures. Also included is the Report of Independent Registered Public Accounting Firm dated February 28, 2005, except for Notes 13 and 25 which are as of December 28, 2005.

99.2	Consent of Deloitte & Touche LLP.

99.3	Reports of Internal Control over Financial Reporting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PNC FINANCIAL SERVICES GROUP, INC.
(Registrant)

Date: December 28, 2005	By:	/s/ Samuel R. Patterson
Samuel R. Patterson
Controller

EXHIBIT INDEX

Number	Description	Method of Filing
99.1	Historical audited consolidated financial statements of PNC, reflecting updated business segment disclosures. Also included is the Report of Independent Registered Public Accounting Firm dated February 28, 2005, except for Notes 13 and 25, which are as of December 28, 2005.	Filed herewith

99.2	Consent of Deloitte & Touche LLP	Filed herewith

99.3	Reports of Internal Control over Financial Reporting	Filed herewith